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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                            Securities Exchange Act


        Date of Report (Date of earliest event reported): May 24, 2001


                   Burlington Northern Santa Fe Corporation
            (Exact Name of Registrant as Specified in Its Charter)


                                 Delaware
                (State or Other Jurisdiction of Incorporation)


           1-11535                                      41-1804964
  (Commission File Number)                           (I.R.S. Employer
     Identification No.)


               2650 Lou Menk Drive, Fort Worth, Texas    76131-2830
             (Address of Principal Executive Offices)    (Zip Code)


                                (817) 352-6856
             (Registrant's Telephone Number, Including Area Code)


                               (Not Applicable)
         (Former Name or Former Address, If Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

         On May 24, 2001, Burlington Northern Santa Fe Corporation released a press release dated May 24, 2001 which is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              See Exhibits Index included herewith.
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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BURLINGTON NORTHERN SANTA FE
                                          CORPORATION
                                          (Registrant)



Date:  May 24, 2001                 By:  /s/ Dennis R. Johnson
                                        --------------------------------------
                                          (Signature)
                                          Dennis R. Johnson
                                          Vice President and Controller


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                   BURLINGTON NORTHERN SANTA FE CORPORATION

                               INDEX OF EXHIBITS


Exhibit
Number    Description
------    -----------

99.1      Press release dated May 24, 2001.